Exhibit 10.4



                               SECURITY AGREEMENT
                               ------------------

     This is a Security Agreement between Debtor and Secured Party identified below dated the 13 day of January, 2006.

Debtor:         GLOBAL TECHNOLOGY COMPONENTS, LLC
------          3103 42nd Ave., E., Bradenton, FL 34203

Secured Party:  TELESIS TECHNOLOGY CORPORATION
--------------  1611 12th St. E., Palmetto, FL 34221

1.     Obligations:
       ------------

     a. The payment and performance of those certain Promissory Note dated January 13, 2006 in the original principal amount of $165,000.00, executed by GLOBAL TECHNOLOGY COMPONENTS, LLC, a Florida limited liability company, and personally guaranteed by DAVID R. KRAFT AND VICTORIA L. KRAFT, and delivered to Secured Party (hereinafter the Promissory Note referred to herein will be referred to as "Note") together with any and all future advances made in accordance with the provisions of the Note.

     b. All other liabilities or obligations of Debtor to Secured Party due or to become due or arising hereafter whether direct, indirect, primary, secondary, absolute or contingent and relating to the indebtedness secured hereby.

     c.   Performance of all agreements contained  in  this  Security Agreement.

2.     Collateral.     See Exhibit "A" attached hereto.
       -----------

3.   Debtor's  Place  of  Business:  Debtor  warrants  that  its principal place
     -----------------------------
     of business in this state is located in Manatee County, Florida and that the records concerning Debtor's accounts and contract rights are located at such place of business.

4.   Location  of  Collateral:  Debtor  warrants  and  covenants  that  all  the
     ------------------------
     Collateral shall at all times be located at the address shown above, except as the same may be otherwise located temporarily during the ordinary course of business.

5.   Grant  of  Security  Interest.  Debtor  grants  to Secured Party a security
     -----------------------------
     interest, "Security Interest", in the Collateral, products of the Collateral, proceeds of the Collateral and replacements of the Collateral, where applicable. The Security Interest shall secure the payment and performance of all Obligations.

6.     Debtor's Warranties. Debtor warrants:
       --------------------

     a. Debtor is the owner of the Collateral free of all claims, encumbrances, liens and security interests, except for the Security Interest granted hereby.

     b.   Debtor has the right to make this agreement.

     c. Debtor will not sell, lease or otherwise dispose of any of the Collateral, (except that as to inventory, Debtor may dispose of the Collateral in the ordinary course of business, provided Debtor shall replace the Collateral by like goods of equal or greater value.)

7.     Debtor's Agreements.       Debtor agrees:
       --------------------

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     a.   It  will  pay  the  Secured  Party all the amounts payable on the Note and all other amounts due Secured Party whether evidenced by the Note or not, as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and will perform all terms of the Note.

          b. It will defend the Collateral against the claims and demands of all persons.

     c. In the event the Collateral is insurable, it will insure the Collateral against all hazards requested by Secured Party in form and amount satisfactory to Secured Party. If Debtor fails to obtain insurance, Secured Party shall have the right to obtain it at Debtor's expense. Debtor assigns to Secured Party all rights to receive proceeds of insurance not exceeding the unpaid balance under the Note, directs any insurer to pay all sums directly to Secured Party, authorizes the Secured Party to endorse any draft for the proceeds and settle any claim with the insurer. If, while any of the Obligations are outstanding, any return premiums, dividends, other amounts or proceeds are paid to Secured Party under any insurance policy required hereby, Secured Party may at its election apply such amounts to payment of the Note or pay such proceeds to the Debtor for the repair or replacement of the Collateral. All insurance policies shall provide for ten (10) days' notice of cancellation to Secured Party, shall be payable to the Secured Party in the event of loss, and shall be deposited with Secured Party upon request.

     d. Debtor shall preserve the Collateral for the benefit of Secured Party. Without limiting the generality of the foregoing, the Debtor shall, where appropriate:

          (i) make all repairs, replacements, additions and improvements necessary to maintain any equipment in good working order and condition;

          (ii) maintain an inventory sufficient to meet the needs of its business;

         (iii) take  commercially  reasonable  steps  to  collect all accounts;
               and

          (iv) pay or cause to be paid all taxes, assessments, or other charges on the Collateral when due.

     e. It will pay as part of the debt hereby secured all amounts, including reasonable attorneys' fees, paralegal, legal assistant and similar fees and costs, with interest thereon, paid by Secured Party
          (1) for taxes, levies, insurance, repairs to, or maintenance of the Collateral, and (2) in taking possession of, disposing of or preserving the Collateral after any default hereinafter described.

     f. In the event the Collateral consists of tangible personal property, it will not permit any of the Collateral to be removed from the above-mentioned location without the prior written consent of Secured Party, except as to inventory and equipment, when replaced by like goods of equal or greater value.

     g. It will immediately advise Secured Party in writing of any change in Debtor's place of business.

     h.   It  will  not:

          (i) permit any liens or security interests to attach to any Collateral,

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               except as created hereby;

          (ii) permit any of the Collateral to be levied upon under any legal process; permit anything to be done that may impair the value of any of the Collateral or the Security intended to be afforded by this Agreement;

     i. It will do all acts and things which Secured Party may deem necessary to perfect and continue perfected the security interest granted by this Agreement and to protect the Collateral, including the execution of financing statements, continuation, amendment and termination statements, and the procurement of waivers or disclaimers of interest in the Collateral by the owners of real estate upon which any Collateral is located, and Debtor appoints Secured Party it attorney in fact, with full power of substitution, to do all such acts and all other acts Debtor may be required to do under this Agreement.

8.   Possession  of  Collateral.  If  at  any time the Collateral shall decrease
     --------------------------
     in either market or intrinsic value or Secured Party shall reasonably and in good faith, deem itself insecure, Debtor will immediately upon demand deposit additional Collateral to meet the same value as the original equipment list attached hereto. Until default Debtor may retain possession of the Collateral and use it in any lawful manner not inconsistent with the agreements herein, or with the terms and conditions of any policy of insurance thereon.

9.   Default.  It  shall  be  a  default  hereunder  if  any  of  the  following
     -------
     events occur:

     a. Any representation or warranty made by Debtor in this Agreement is untrue or is not fulfilled.

     b.   Debtor fails to pay any Obligation when due.

     c. Debtor fails to observe or perform any material covenant, warranty or agreement to be performed by Debtor under this Agreement or any of the Obligations or other agreements with Secured Party.

     d. Debtor or any guarantor of any Obligation is involved in any financial difficulty as evidenced by:

          (i) an assignment, composition or similar device for the benefit of creditors'

          (ii) inability to pay debts when due;

         (iii) an attachment or receivership of assets, not dissolved within forty-five (45) days;

          (iv) the voluntary filing of a petition in bankruptcy or the institution of any other proceeding under the law relating to bankruptcy, bankruptcy reorganization, insolvency or relief of Debtor; or

          (v) the involuntary filing of a petition in bankruptcy or the institution of any other proceeding under any law relating to bankruptcy, bankruptcy reorganization, insolvency or relief of Debtor.

     e. Death, dissolution, or other termination of Debtor's existence or merger or consolidation of Debtor with another entity.

10.     Secured Party's Remedies on Default:
        ------------------------------------

     a. Upon default by Debtor, Secured Party shall have all of the rights and remedies of a lender under the Uniform Commercial Code or other applicable law and all rights provided herein, in the Note, or in any other applicable security or loan agreement, including, without limitation, the right to retain, sell, lease or otherwise dispose of any or all of the Collateral, all of which rights and remedies shall, to the full extent permitted by law, be cumulative. Secured Party may require Debtor to assemble the Collateral and make it available at a place to be designated by Secured Party which is reasonably convenient to Secured Party and Debtor. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, five (5) days' notice of sale, disposition or other intended action by Secured Party sent to Debtor shall constitute reasonable notice to Debtor. The waiver of any default hereunder shall not be a waiver of any subsequent default.

     b. After deducting all costs and expenses of every kind incurred in, or incidental to, the retaking, holding, advertising, preparing for sale, or the selling, leasing or otherwise disposing of the Collateral, including, without limitation, attorneys' fees, paralegal, legal assistant and similar fees and costs and costs of any repairs considered necessary by Secured Party, all of which costs and expenses Debtor agrees to pay, Secured Party may apply the net proceeds of any sale, lease or other disposition of the Collateral to payment of the Obligations hereby secured, whether due or not, in such order as Secured Party may elect. At any such sale, Secured Party may, if Secured Party is the highest bidder, purchase any or all of the Collateral so sold, free from any right of redemption in Debtor, which right of redemption is hereby expressly waived. Only after full payment of all Obligations, and any other payments Secured Party may be required by law to make, need Secured Party account to Debtor for any surplus. Debtor shall remain liable to Secured Party for the payment of any deficiency with interest at the highest rate allowable by law.

11.  Notices.  All  notices  under  this  Security Agreement shall be in writing
     -------
     and shall be deemed delivered twenty-four (24) hours after being deposited in the U.S. mails, postage prepaid, addressed to Debtor at the address specified above or, at such other address as may be designated by Debtor, provided Secured Party is in receipt of such change of address.

12.  Binding  Effect.  All  rights  of  the  Secured Party hereunder shall inure
     ---------------
     to the benefit of its successors and assigns; and all obligations of Debtor shall bind its heirs, executors, administrators, successors and assigns.

13.  Waiver  by  Debtor.  Debtor  hereby  waives presentment, notice of dishonor
     ------------------
     and protest of all instruments included in or evidencing any of the Obligation or the Collateral and any and all other notices and demands whatsoever (except as expressly provided herein) whether or not relating to such instruments. In the event of any litigation at any time arising with respect to any matter connected with this Agreement or the Obligations, Debtor hereby waives the right to a trial by jury and waives any and all defenses, rights of set off and rights to interpose counterclaims of any nature.

14.  Release  of  Collateral.  Provided  that  Debtor  is  not in default of its
     -----------------------
     obligations hereunder or under any other documents executed in connection herewith, Secured Party will, upon request of Debtor, release any collateral for the Note as described on Exhibit "A" attached to this Security Agreement, upon payment to Secured Party the lesser of the amount realized on a sale of said collateral those amounts allocated to said collateral by Debtor or Secured Party at the closing of Debtor's purchase of same.

15.     Miscellaneous.
        --------------

     a. If more than one (1) Debtor signs this Agreement, the liability of each Debtor shall be joint and several.

     b. The laws of the State of Florida shall govern the construction of the interest, rights and duties of the parties under this Agreement.

     c. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement.

     d. If any term of this Agreement shall be held to be invalid, illegal or unenforceable the validity of all other terms hereof shall in no way be affected thereby.

     e. In the event of any inconsistency between the terms of this Security Agreement and the terms of the Promissory Note secured hereby, the terms of the Promissory Note will prevail.

     In witness whereof, the undersigned has executed this Security Agreement the day and year first above written.


WITNESSES:                                            GLOBAL TECHNOLOGY
                                                      COMPONENTS, LLC


/s/ Stephan Voigt                                      /s/ David R. Kraft
-----------------------------                         --------------------------
Print Name: Stephan Voigt                             BY: DAVID R. KRAFT
           ------------------                         ITS MANAGING MEMBER

/s/ Melissa M. Zeller
-----------------------------
Print Name: Melissa M. Zeller
            -----------------

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